Exhibit 99.1

Overview November 2025

This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation, including statements about our expectations regarding the potential benefits, activity, effec tiveness, and safety of our product candidates, our expectations with regard to the design and results of our research and development programs, preclinical studies, and cli nical trials, including the timing and availability of data from such studies and trials, our preclinical, clinical, and regulatory development plans for our product candidates, including the timing or likelihood of regulatory filings and approvals for our product candidates, our expectations with regard to our ability to license, acquire, discover, and develop additional products candidates and advance such product candidates into, and successfully complete, preclinical studies and clinical trials, the potential market size and size of the potential patient populations for our product candidates and any future product candidates, our ability to maintain existing, and establish new, strategic collaborations, licensing, or other arrangements, the scope of protection we are able to establish and maintain for intellectual property rights covering our initial product candidates and any future product candidates, our business strategy, and our future results of operations and financial position, and our anticipated cash runway are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are subject to a number of risks, uncertainties and assumptions. Risks regarding our business are described in detail in our Securities and Exchange Commission filings, including in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, and our other filings with the SEC, which are available on the SEC’s website at www.sec.gov. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. The forward-looking statements contained in this presentation reflect our current views with respect to future events, and we assume no obligation to update any forward-looking statements except as required by applicable law. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Industry publications and third-party research, surveys and studies generally indicate that their information has been obtained from sources believed to be reliable, although they do not guarantee the accuracy or completeness of such information. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. This presentation contains trademarks, service marks, trade names and copyrights of Tvardi and other companies which are the property of their respective owners. 2 Disclaimer and Forward-Looking Statements

1. Hepatocellular carcinoma 2. Investigational new drug 3 Targeting STAT3: Central Mediator of Fibrosis-Driven Diseases Deep expertise in STAT3 biology Potential to serve as a disease-modifying therapy TTI-109: designed to enhance delivery of STAT3 inhibitor & improve tolerability Multiple near-term data catalysts expected • Unlocking highly-validated target within fibrosis-driven diseases • Demonstrated target engagement and disease modification across animal models of fibrosis • Phase 1 demonstrated enhanced biological activity in fibrotic cancers • Phase 2 ongoing in fibrosis-driven HCC1 evaluating both mono-and combination therapy • HCC1 Phase 1b/2 topline data in 1H:2026 • TTI-109 healthy volunteer data in 1H:2026 • TTI-109 IND2 filed June 2025 • Phase 1 trial in healthy volunteers ongoing

4 STAT3’s Dual Mechanism of Action in Fibrosis-Driven Diseases EXTRINSICALLY Up-regulates T-cell Activation Immune Activation Regression Tvardi’s Approach Tvardi’s Impact INTRINSICALLY Down-regulates Proliferation INTRINSIC (Cellular) EXTRINSIC (Immune) Immune Suppression Pro-proliferative cells Activation of STAT3 Deposition and Proliferation Mechanism of the Canonical Pathway STAT3P- STAT3P+ STAT3P- MDSC STAT3P+ MDSC CD8+ Apoptotic Cell

5 Seasoned Leadership: Deep R&D and Operational Expertise Sujal Shah Chairman Michael Wyzga Director Cynthia Smith Director Susan Shiff, PhD Director Wallace Hall Director Imran Alibhai, PhD CEO & Director Dan Conn, JD, MBA CFO John Kauh, MD CMO David Tweardy, MD Founder & Advisor Ron DePinho, MD Founder & Advisor Keith Flaherty, MD Advisor (Oncology) Jeff Swigris, DO Advisor (Fibrosis) Management Team Scientific Advisory Board Board of Directors BioMatrix Partners

1. We plan to commence clinical trials in fibrosis and/or oncology pending IND submission and FDA feedback 6 Our Pipeline Program Indication Preclinical Phase 1 Phase 2 Phase 3 Anticipated Milestone TTI-101 Idiopathic Pulmonary Fibrosis Topline Data Reported Oct 2025 Additional Analysis Ongoing TTI-101 Hepatocellular Carcinoma 1H:2026 Phase 1b/2 topline data TTI-109 Fibrosis-driven Disease1 1H:2026 Phase 1 Healthy Volunteer data

TTI-101 in HCC

Jung KH et al. Clin Cancer Res. 2017. Genetically engineered HepPTEN- murine model that replicates nonalcoholic steatohepatitis (NASH) induced hepatocellular carcinoma (HCC) 8 TTI-101 Reversed Multiple Pathogenic Steps of Liver Cancer in a NASH-induced HCC Model Inflammation Fibrosis/Cirrhosis HCC STAT3-mediated pathogenesis TTI-101 STAT3-inhibition in NASH-induced HCC TTI-101 Microsteatosis Tumor volume Placebo TTI-101 TTI-101 Fibrosis Placebo TTI-101 After formation of tumors at 11 months, we observed treatment with TTI-101 therapeutically reduced inflammation, fibrosis, and tumor growth

Tsimberidou et al. Clin Cancer Res. 2025 9 Phase 1 Clinical Trial: First in Human TTI-101 Monotherapy Study Design Advanced Solid Tumors Liver Cancer Liver Cancer RP2D Other Solid Tumors Other Solid Tumors RP2D Objectives: • Primary: Maximum tolerated dose, safety, and pharmacokinetics • Secondary: Clinical efficacy and pharmacodynamics Dose Escalation Dose Expansion

Tsimberidou et al. Clin Cancer Res. 2025 10 Phase 1 Clinical Trial: TTI-101 Monotherapy Led to Durable Partial Responses in Fibrotic Tumors Baseline Cycle 3, Day 1 Cycle 5, Day 1 Diameter Length in mm (% Change from Baseline) 41mm (0%) 21mm (-49%) 14mm (-66%) 46mm (0%) 19mm (-59%) 14mm (-70%) Target Lung Met Target Liver Met Partial Responder A: HCC • Failed sorafenib, pembro, nivo, nivo+bev • Best Response: 42% Reduction in Sum of Targets Overall • Sustained PR for 10 months Partial Responder B: HCC • Failed lenvatinib, nivo • Best Response: 66% Reduction in Sum of Targets Overall • Sustained PR for 14 months

Tsimberidou et al. Clin Cancer Res. 2025; SD: Stable Disease; TREAE: Treatment related adverse events; F1-3: Formulation 1-3 11 Phase 1: TTI-101 Monotherapy Clinical Trial Summary PK / PD Tolerability Biological Activity • Well-tolerated BID oral dosing • No DLTs *Most severe AE counted per subject by grade (G1/2=grade 1 or 2, G3=grade 3) **5 subjects started on F2 and transitioned to F3 ***Elevated alanine aminotransferase/aspartate aminotransferase (ALT/AST) is the sum of elevated ALT and AST events TRAEs Occurring in >10% of Patients • Exposures in humans above the level required for efficacy in preclinical oncology and fibrosis models • Linear PK from DL1-3 • Cmin above the IC90 for STAT3 induced growth • Exposure plateaued at DL3, resulting in a RP2D of 12.8mg/kg/day Median % Change from Baseline in pY-STAT3 H-Score (proportion and intensity of pY-STAT3 staining) All patients with paired biopsies n=8 All SD patients with paired biopsies n=3 -80% -60% -40% -20% 0% ↓79% Among Stable Disease 8/10 patients had elevated pY-STAT3 at baseline; elevated pY-STAT3 defined as H-score >30 on a 0-300 scale ↓55% Overall • 100% of patients with elevated pY-STAT3 levels at baseline demonstrated decrease within ~6 weeks of TTI-101 therapy • 55% decrease in pY-STAT3 overall; 79% in SD • Enhanced biological activity in fibrotic cancers with ORR that exceeds current standard of care in HCC • Current expected ORR in 2L HCC is <5% 35% 47% 3, 18% Best Overall Response Among HCC Patients, N=17 Median prior therapies=2 Paired Biopsies after ~6 weeks of TTI-101 Partial Response Stable Disease Progressive Disease Formulation F1 N=15 F2 N=47 F3 N=7** Grade, n (%) G1/2 G3 G1/2 G3 G1/2 G3 Diarrhoea 3 (20) 3 (20) 16 (34) 6 (13) 2 (29) 0 (0) Nausea 4 (26) 0 (0) 6 (13) 1 (2) 0 (0) 1 (14) Fatigue 6 (40) 0 (0) 4 (8) 0 (0) 0 (0) 0 (0) Elevated ALT/AST*** 1 (7) 1 (7) 1 (2) 4 (8) 1 (14) 1 (14) Dose reduction 3 (20) 2 (4) 0 (0) Dose discont. 0 (0) 2 (4) 0 (0)

1. Adapted from Zhao, Y et al. Hepatology. 2021 2. Cohen et al. Ann Oncol. 2018 3. Siu et al. JAMA Oncol. 2019. ICI: Immune Checkpoint Inhibition; Bev: Bevacizumab. Certain data on this slide are based on cross-study comparisons and are not based on any head-to-head clinical trials. Cross-study comparisons are inherently limited and may suggest misleading similarities and differences. The values shown in the cross-study comparisons are directional and may not be directly comparable. 4. Tsimberidou et al. Clin Cancer Res. 2025 12 Strong Rationale for TTI-101 and ICI Combination Therapy 0 20 40 60 80 100 120 0 90 180 270 360 450 540 Days Sum of Targets Non-Target Lesion Preclinical Model POC Established for STAT3 Inhibition + ICI Phase 1 Trial Responder Overcame ICI Resistance After TTI-101 Monotherapy → → Ph 2: Danvatirsen (STAT3 ASO) + Durvalumab (ICI) in 2L HNSCC2 Danvatirsen key limitations: • Observed AEs: Thrombocytopenia and transaminitis • Onerous dosing: IV 3x week 1 then Q weekly • Poor PD: Inhibition of STAT3 not observed in tumor, only in stroma Danvatirsen development suspended by AZN/Ionis Durva3 Dan+Durva2 ORR 9% 23% CR 0% 7% TTI-101 additive to 1L SoC (ICI + Bev)1 Progression due to non-target lesion New Response ICI + Bev Rechallenge Sum of Tumor Responses After ICI Failure, On TTI-101 Therapy and After ICI+Bev Rechallenge4 0 20 40 60 80 100 120 ICI Failure: Nivolumab 1 cycle Lesion Measurement (diameter long, mm) TTI-101 Treatment: 14 cycles

TTI-101 is Designed to Provide a Distinct and Synergistic Mechanism for Unmet Need in HCC

HCC Disease Overview

- HCC is 3rd leading cause of cancer deaths in the world[1]
- Annually in the US, >42,000 new cases of HCC and ~32,000 deaths recorded[2]
- Incidence has more than tripled since 1980[3]

Overview of Current Treatment Landscape + Role of TTI-101

	First Line		Second Line		Third Line
Standard of Care	Anti-PD-(L)1 + Anti-VEGF *10-27% ORR[4]*	~70% do not respond and eventually >95% progress →	TKIs & Anti-VEGF Therapy *<5% ORR[5]*	>90% do not respond and progress →	No Available Therapies
Potential SoC with TTI-101	**Triplet** **Anti-PD-(L)1 Combos + TTI-101**		**Doublet** **Anti-PD-1s + TTI-101**		**Monotherapy** **TTI-101**

tvardi THERAPEUTICS

1. World Health Organization (WHO) 2. WHO US Statistics 3. American Cancer Society 4. Represents range of ORRs from previous studies (MORPHEUS, Tempest, IMBrave150). 5. 2nd line ORR expected to be <5% as 2nd line therapies inhibit VEGF/angiogenesis as common mechanism with bevacizumab and pembrolizumab (anti-PD-1) has common mechanism with atezolizumab (anti-PDL-1).

13

REVERT$_{\text{Liver Cancer}}$: Phase 2 Study of TTI-101 in HCC

	Phase 1b Dose Finding (up to N=54)		Phase 2 Expansion (N=100)
(A) **Last Line:** no available therapies that will confer clinical benefit	TTI-101 (N=12)	RP2D →	TTI-101 RP2D (N=30)
(B) **2nd Line:** progressed on anti-PD-(L)1 first line	TTI-101 + pembrolizumab (N=11)	RP2D →	TTI-101 RP2D + pembrolizumab (N=30)
(C) **1st Line:** treatment naïve	TTI-101 + atezo/bev (N=up to 36)	RP2D →	TTI-101 RP2D + atezo/bev (N=40)

Last Line Rationale: Confirmation of P1 PoC TTI-101 monotherapy

2nd Line Rationale: TTI-101 overcomes anti-PD-(L)1 resistance

1st Line Rationale: TTI-101 is synergistic with anti-PD-L1 and anti-angiogenic inhibition

Early clinical data suggests clinical benefit across treatment lines

FDA Fast Track

revert™ LIVER CANCER

(21 US Sites)

- Overall Response Rate (ORR)
- Duration of Response (DoR)
- Progression-free survival
- Liver stiffness (elastogram)
- Biomarkers (IL-6/AFP)
- pY-STAT3 in tumor

tvardi THERAPEUTICS NCT05440708; Dayyani et al. JCO 2024

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REVERT$_{\text{Liver Cancer}}$: Interim Phase 1b/2 Data

Cohort A:
TTI-101 Monotherapy at RP2D



33%
67%

N=21

Cohort B:
TTI-101 (RP2D) + Pembro



50%
50%

N=8

Cohort C:
TTI-101 + Atezo/Bev



8%*
33%
58%
N=12
Partial Response
Stable Disease
Progressive Disease

*One patient on protocol for 6 weeks. Patient discontinued combination due to an unrelated AE. After recovery from AE, patient continued with atezo/bev and investigator reported complete response.

Patient considered non-evaluable for efficacy. As DCR (disease control rate: CR+PR+SD) and ORR (objective response rate: CR+PR) are based on intent to treat population of all patients this patient is only included in denominator.

Early results compare favorably to 3rd party trials†:

Study	Publication Date	DCR	ORR
REVERT$_{\text{HCC}}$ Prelim	**Ongoing**	**92%**	**33%**
Tempest[1]	2023	63%	10%
MORPHEUS[2]	2023	56%	11%
IMBrave150[3]	2020-22	74%	27%

49% of patients in IMBrave150 atezo/bev arm had HBV-associated HCC and demonstrated a higher likelihood of benefit relative to non-HBV patients[4]
REVERT$_{\text{HCC}}$ Cohort C has **no patients with** HBV-associated HCC tvardi THERAPEUTICS

Preliminary radiographic change from baseline RECIST measurements (best response). Data as of Aug 2024. This interim data set was not subject to the standard quality control measures typically associated with final clinical trial results. 1. Tempest press release 23 Apr 2023 of Phase 2 Study. Tempesttx.com 2. Roche Phase 2: Finn et al. J Clin Oncol. 2023 3. Roche Phase 3: Finn et al. NEJM. 2020. 4. Cheng et al. J Hepatol. 2022
† Certain data on this slide are based on cross-study comparisons and are not based on any head-to-head clinical trials. Cross-study comparisons are inherently limited and may suggest misleading similarities and differences. The values shown in the cross-study comparisons are directional and may not be directly comparable.

15

16 Key Takeaways: TTI-101 in HCC Inhibition of STAT3 activation to have dual therapeutic effect on cancer cells – overcoming tumorigenesis and immune suppression Clinically meaningful activity in both monotherapy and combination therapy in areas of unmet need Topline results from ongoing Phase 2 REVERTLIVER CANCER trial expected in 1H:2026 STAT3 long recognized as prime target in oncology; >95% of patients with HCC have activated STAT3 in their tumors STAT3: Well-Established Biology Differentiated Approach Encouraging Clinical Activity Near-Term Clinical Milestone

STAT3's Canonical Function Plays a Central Role in Fibrosis-Driven Diseases



Canonical STAT3 Nuclear Function
Growth Factor Receptors
Cytokine Receptors
Non-TRKs
IL10
IL6
IL23
TGFβ
EGFR
S1PR
AT1R
G Protein
Extracellular
STAT3
Tvardi's small molecules inhibit STAT3 nuclear function…
…With no impact on STAT3 mitochondrial function[1]
Cytosol
STAT3
Intrinsic: Proliferation & Survival
Extrinsic: Immune Suppression
Nucleus
Activated STAT3 is a key driver in immunosuppressive proliferative diseases

- Across a variety of models, STAT3 inhibition in preclinical studies using Tvardi's molecules have resulted in observed:
  - Reduction of inflammatory markers
  - Reversal of established fibrosis
  - Reduction of immunosuppressive markers with a promotion of immunostimulatory factors

1. Kasembeli et al. *Biochem Pharmacol.* 2021

tvardi THERAPEUTICS
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1. Denton CP. et al. Ann Rheum Dis. 2018. 2. O’Donoghue RJ. et al. EMBO Mol Med. 2012. 3. Degryse AL. et al. Am J Physiol Lung Cell Mol Physiol. 2011 18 STAT3 Activation is a Central Catalyst in the Fibrotic Cascade IL6-/- STAT3 WT +/- % △ Notch Lung Collagen IL6 TGFβ NF-KB MAPK Hedgehog PI3K/AKT Wnt Injury Triggers Fibrotic Signaling Pathways Haploinsufficiency of STAT3 (STAT3+/- ) protects mice from development of lung fibrosis vs. knockout of IL62 or TGFβR3 which still results in fibrosis Clotting & Coagulation Fibroblast Proliferation ECM Deposition Macrophage Neutrophil T-cell Platelet Activation ECM Fibrosis Fibroblast Myofibroblast Inflammatory Cell Migration Major Drivers1 P Feedback Loops Feedback Loops *p < 0.05

Activity of Tvardi's STAT3 Inhibitors Across Proliferative Models

IBD-UC (DSS)[1]


0% DSS + placebo
5% DSS + placebo
5% DSS + TTI-101

Normalized colon length

- ✓ Reduced colonic inflammatory indices
- ✓ Marked reduction in colonic Th17+ cells and increased apoptosis among colonic CD4+ T cells

IPF (BLM)[2]


Oxygen Saturation (%)
PBS DMSO
PBS TTI-101
BLEO DMSO
BLEO TTI-101
Day 0
Day 14
Day 21
Day 30

Reduced fibrosis and improved lung function[2]

- ✓ Murine models demonstrated modulation of intrinsic and extrinsic mediators associated with fibrosis[3]
- ✓ Human lung slices demonstrated TTI-101 yields greater modulation of fibrotic genes vs standard of care[4]

NASH (GEM)[5]


Fibrosis (% staining)
15
10
5
0
P < 0.001
placebo
TTI-101

Reduced liver fibrosis

- ✓ After formation of tumors, therapeutically reduced inflammation, fibrosis, and tumor growth
- ✓ Downregulated profibrotic genes in liver and tumor

SSc (GEM)[6]


Tsk-1 mice + placebo
Tsk-1 mice + TTI-101

Reduced dermal fibrosis

- ✓ Reduced dermal thickness and collagen
- ✓ Attenuated TGF-β-induced expression of profibrotic mediators from observed inhibition of STAT3 activation tvardi THERAPEUTICS

1. Robinson et al. Int. J. Mol. Sci. 2025. IBD-UC: Inflammatory bowel disease-ulcerative colitis; Dextran sodium sulfate (DSS) model. 2. Pedroza et al. *FASEB J.* 2016. IPF: Idiopathic pulmonary fibrosis; Bleomycin (BLM) model. 3. Kauh et al. *CHEST* 2024. 4. McKenna et al. *Am J Respir Crit Care Med.* 2025. 5. Jung KH et al. *Clin Cancer Res.* 2017. Genetically engineered model (GEM) of HepPTEN- mice that replicate nonalcoholic steatohepatitis (NASH) induced HCC. 5. Pedroza et al. *Rheum.* 2017; SSc: Systemic Sclerosis; Genetically engineered model (GEM) of tight skin (Tsk-1) mice that spontaneously develop fibrosis

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TTI-101's Impact on Both Intrinsic (Proliferation) and Extrinsic STAT3 Canonical Functions Associated with Fibrosis



Inflammatory Mediators
Injury Triggers Fibrotic Signaling Pathways
Platelet Activation
Macrophage
Neutro
T-cell
TTI-101
R
formation
oblasts
Myofibroblast
ECM
Fibrosis
Excess ECM Deposition
Clotting & Coagulation
Inflammatory Cell Migration
Fibroblast Proliferation
ECM Deposition

TTI-101 Demonstrated a Dose-Dependent Decrease in Validated Targets Associated with Proliferation:



↓ Clotting and Coagulation
PAI-1 (Serpine1)
Ptafr
↓ Myeloid Infiltration and Macrophage Activation
Ccl2
IL-6
↓ Fibroblast Activation and Proliferation
CTGF
Ki67
↓ ECM deposition
Col3a1
Mmp2
TTI-101
No Bleomycin
Bleomycin + Placebo
Bleomycin + 50 mg/kg TTI-101
Bleomycin + 25 mg/kg TTI-101
Bleomycin + 12.5 mg/kg TTI-101

Kauh et al. *CHEST*. 2024. Bleomycin-induced IPF mouse model: therapeutically treated with TTI-101 9 days after induction of fibrosis using bleomycin

20

TTI-101's Impact on Both Intrinsic and **Extrinsic (Suppression)** STAT3 Canonical Functions Associated with Fibrosis



STAT1
TTI-101
IFNγ
TTI-101

↑ **Induction of T-cell Maturation / Activation**

TTI-101 Demonstrated a Dose-Dependent Increase in the Modulation and Activity of T-cells:

↑ Extrinsic Apoptotic Pathway



Granzyme A
TTI-101
Granzyme B
TTI-101

↑ Cytotoxic Effect of T and NK Cells



NK granule protein 7
TTI-101
Perforin
TTI-101

↑ Inflammasome / Interferon Response



Guanylate Binding Protein 3
TTI-101
XAF1
TTI-101

No Bleomycin · Bleomycin + Placebo · Bleomycin + 50 mg/kg TTI-101 · Bleomycin + 25 mg/kg TTI-101 · Bleomycin + 12.5 mg/kg TTI-101

Kauh et al. *CHEST* 2024. Bleomycin-induced IPF mouse model: therapeutically treated with TTI-101 9 days after induction of fibrosis using bleomycin.

tvardi THERAPEUTICS
21

Kauh et al. CHEST. 2024 22 Mechanistic Data Revealed Tvardi’s STAT3 Inhibitors Down-regulated Proliferation (Injury) and Up-regulated Immune Modulation (Repair) ↑ Proliferation ↑ Clotting & coagulation ↑ Fibroblast proliferation ↑ ECM deposition Fibrosis ↓ Immune Modulation ↓ T-cell responses ↓ Proliferation ✓Attenuate clotting & coagulation ✓Reverse fibroblast activation ✓Reverse ECM deposition Fibrosis + ↑ Immune Modulation ✓Induce T-cell maturation and activation ✓Induce cytotoxic effect of NK-and T-cells Injury Repair TUMORIGENESIS & DRUG RESISTANCE

TTI-109

TTI-101 TTI-109: Design of Prodrug as Next Generation STAT3 Inhibitor TTI-101 Phosphate prodrug designed to rapidly convert to active TTI-101 in the blood P TTI-109 • Preserve mechanism of action • Improve drug delivery • Diminish GI exposure • Patent protection TTI-109 Design 24

25 TTI-109: Possesses Desired Characteristics of Next STAT3 Inhibitor IND-Enabling GLP Results ✓ No toxicology findings with TTI-109; consistent with absence of findings with TTI-101 ✓ Systemic exposures provided a large safety margin for anticipated clinical doses ✓ At equal molar doses, TTI-109 gave equal exposures of TTI-101 ✓ Rapidly converted to active moiety TTI-101 IND Filed June 2025 *The pharmacokinetics of TTI-109 and TTI-101 were evaluated in GLP toxicology studies in rats and monkeys. Systemic exposures to TTI-101 from TTI-109 administration were predictable in terms of molar equivalent amounts of anticipated TTI-101. 0 5000 10000 15000 20000 25000 0 2 4 6 8 10 12 14 16 18 20 22 24 Mean Plasma Concentration (ng/mL) Time (h) TTI-109 28-Day GLP Monkey Study: TTI-109 vs TTI-101 Concentrations TTI-109 TTI-101 @ 2 hr >95% of TTI-109 has converted to TTI-101

• Confirm key findings from IND-enabling studies in a Phase 1 healthy volunteer study • Pharmacokinetics • Rapid conversion of TTI-109 to TTI-101 • Dose-dependent increase in systemic exposures • TTI-109 vs TTI-101 cross-over to demonstrate similar exposures of active moiety • Safety and tolerability of TTI-109 vs TTI-101 26 Overall Goals for Ongoing Phase 1 Healthy Volunteer Study with TTI-109 Phase 1 Data Expected 1H 2026

1. Hepatocellular carcinoma 2. Investigational new drug. 27 Targeting STAT3: Central Mediator of Fibrosis-Driven Diseases Deep expertise in STAT3 biology Potential to serve as a disease-modifying therapy TTI-109: designed to enhance delivery of STAT3 inhibitor & improve tolerability Multiple near-term data catalysts expected • Unlocking highly-validated target within fibrosis-driven diseases • Demonstrated target engagement and disease modification across animal models of fibrosis • Phase 1 demonstrated enhanced biological activity in fibrotic cancers • Phase 2 ongoing in fibrosis-driven HCC1 evaluating both mono-and combination therapy • HCC1 Phase 1b/2 topline data in 1H:2026 • TTI-109 healthy volunteer data in 1H:2026 • TTI-109 IND2 filed June 2025 • Phase 1 trial in healthy volunteers ongoing

1. As of November 10, 2025. 2. As of September 30, 2025 28 Financial Overview and Upcoming Milestones Select Corporate Information Ticker TVRD HQ Houston, TX Shares Outstanding1 9,381,344 Cash / Cash Equivalents / ST Investments2 $36.5 M Upcoming Milestones 1H 2026 Results from TTI-109 Phase 1 Trial 1H 2026 Topline Results from TTI-101 Phase 2 HCC Trial Anticipated Cash Runway Expected to Fund Tvardi’s Operating Plan into Q4 2026